INTERCREDITOR AGREEMENT


          This INTERCREDITOR AGREEMENT dated as of August 21, 2003 (this "Agreement"), is entered into by and among:

          TXU Receivables Company, a Delaware corporation in its capacity as the purchaser (in such capacity, the "Initial Receivables Purchaser") under that certain Second Amended and Restated Trade Receivables Contribution and Sale Agreement, dated as of July 28, 2003, (as it may be amended, restated, modified or supplemented from time to time, the "Receivables Purchase Agreement") by and among TXU Energy Retail Company LP, a Texas limited partnership, TXU Gas Company, a Texas corporation, Oncor Electric Delivery Company, a Texas corporation and TXU SESCO Energy Services Company, a Texas corporation, as Originators, the Initial Receivables Purchaser as Purchaser and TXU Business Services Company, a Texas corporation, as Collection Agent,

          TXU Energy Retail Company LP, in its capacity as an Originator (in such capacity, "TXU Retail") under the Receivables Purchase Agreement,

          TXU Business Services Company, in its capacity as the Collection Agent (in such capacity, the "Receivables Agent") under (a) that certain Fourth Amended and Restated Trade Receivables Purchase and Sale Agreement, dated as of July 28, 2003, (as it may be amended, restated, modified or supplemented from time to time, the "Fourth Amended Agreement") by and among the Initial Receivables Purchaser, the Receivables Agent, Jupiter Securitization Corporation, a Delaware corporation ("JSC"), Windmill Funding Corporation, a Delaware corporation ("WFC"), CIESCO LLC, a Delaware limited liability company ("Ciesco"), Bank One, NA (Main Office Chicago), a national banking association ("Bank One"), as Managing Agent for JSC, ABN AMRO Bank N.V., a Netherlands banking corporation ("ABN"), as Managing Agent for WFC, and Citicorp North America, Inc., a Delaware corporation, individually ("CNAI") and as a Managing Agent for Ciesco, and as Administrative Agent for itself and the other Managing Agents, JSC, WFC, Ciesco and the other Owners (as defined therein) and (b) that certain Amended and Restated Trade Receivables Purchase and Sale Agreement, dated as of July 28, 2003, (as it may be amended, restated, modified or supplemented from time to time, the "Parallel Purchase Agreement", and, together with the Third Amended Agreement, the "Receivables Transfer Agreements") among the Initial Receivables Purchaser, the Receivables Agent, Bank One, individually and as a Group Managing Agent, ABN, individually and as a Group Managing Agent, and CNAI, individually and as a Group Managing Agent, and as Administrative Agent for itself, Bank One, ABN and the other Owners (in all such capacities under the Receivables Transfer Agreements, the "Administrative Agent" and, together with Bank One, ABN, JSC, WFC, Ciesco and the Initial Receivables Purchaser, and any future trustee, purchaser, administrative agent or other entity purchasing or providing


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financing (or acting as agent for such person) for the Eligible Assets (as defined below) who become bound by this Agreement, the "Receivables Parties", and each, individually, a "Receivables Party"),

          Each of the Receivables Parties currently a party to the Receivables Transfer Agreements and not otherwise identified in clause (a) above,

          Oncor Electric Delivery Transition Bond Company LLC, a Delaware limited liability company (the "Transition Bond Issuer"),

          The Bank of New York, a New York banking corporation, in its capacity as transition bond trustee (the "Transition Bond Trustee" and, together with the Transition Bond Issuer, the "TC Parties"),

          Oncor Electric Delivery Company, a Texas corporation, in its capacity as the initial servicer of the Transition Property referred to below (in such capacity, the "Initial TC Servicer"),

          Oncor Electric Delivery Company, in its capacity as an Originator under the Receivables Purchase Agreement (in such capacity, "Oncor", and, together with TXU Retail, the "Receivables Sellers"),

          Oncor Electric Delivery Company, in its individual capacity (in such capacity, together with its successors and assigns in such capacity, the "Utility"), and

          The Administrative Agent.

                                    RECITALS

          WHEREAS, pursuant to the terms of the Receivables Purchase Agreement, the Receivables Sellers and the other Originators parties thereto have sold and may hereafter sell their Outstanding Receivables (as such term and the other terms used but not otherwise defined herein but defined in the Fourth Amended Agreement or the Receivables Purchase Agreement, as applicable, shall have the respective meanings given to such terms set forth therein) other than Excluded Receivables (the "Eligible Assets") and the Collections related thereto to the Initial Receivables Purchaser and the Initial Receivables Purchaser has sold interests in the Eligible Assets together with the Related Security and Collections thereto to Ciesco, JSC and WFC pursuant to the Fourth Amended Agreement and may engage in one or more sale, pledge or other transfer of interests in the Eligible Assets ("Receivables Financings"); and

          WHEREAS, the Public Utility Commission of Texas has issued a financing order to the Utility in Docket No. 25230 dated August 5, 2002 (the "Financing Order"); and

          WHEREAS, pursuant to the terms of one or more Transition Property Purchase and Sale Agreements (including the Series 2003-1 Transition Property Purchase and Sale Agreement, to be dated as of August 21, 2003 between the Transition Bond Issuer and the Utility, in its capacity as Seller) (collectively, as each may be amended, restated, modified or supplemented from time to time, the "Transition Property Sale Agreements"), the Utility will sell


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to the Transition Bond Issuer the Utility's rights and interests under the
Financing Order (collectively, the "Transition Property"), including the irrevocable right to impose, collect and receive through Transition Charges (as such term is defined in Section 39.302(7) of Subchapter G of the Texas Public Utility Regulatory Act), as authorized in the Financing Order, payable by retail electric customers within the Utility's certificated service area as it existed on May 1, 1999, amounts sufficient to pay principal and interest and to make other deposits in connection with the issuance and the sale of Transition Bonds (as defined below); and

          WHEREAS, pursuant to the terms of the Indenture to be dated as of August 21, 2003 among the Transition Bond Issuer and the Transition Bond Trustee, as Trustee and Securities Intermediary (as it may be amended, restated, modified or supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the "Indenture"), the Transition Bond Issuer will grant to the Transition Bond Trustee a security interest in certain of the Transition Bond Issuer's assets, including the Transition Property and the Transition Property Sale Agreements, to secure the debt instruments issued pursuant to the Indenture (the "Transition Bonds"); and

          WHEREAS, pursuant to the terms of one or more Transition Property Servicing Agreements (including the Series 2003-1 Transition Property Servicing Agreement, to be dated as of August 21, 2003 between the Transition Bond Issuer and the Initial TC Servicer) (collectively, as each may be amended, restated, modified or supplemented from time to time, the "Transition Property Servicing Agreements"), the Initial TC Servicer will agree to provide for the benefit of the Transition Bond Issuer servicing functions with respect to the Transition Charges imposed in connection with the Transition Bonds of each series; and

          WHEREAS, pursuant to the terms of the Receivables Purchase Agreement and the Receivables Transfer Agreements, the Receivables Agent has agreed with the Initial Receivables Purchaser to provide servicing, subservicing and collection functions with respect to the Eligible Assets and the Collections related to Eligible Assets; and

          WHEREAS, the Receivables Purchase Agreement and the Receivables Transfer Agreements provide that the Transition Property and the Transition Charges do not constitute Eligible Assets; and

          WHEREAS, Collections with respect to Eligible Assets are and will be the subject of the Receivables Purchase Agreement and the Receivables Transfer Agreements, and collections with respect to Transition Charges are and will be the subject of the Transition Property Sale Agreements, the Indenture and the Transition Property Servicing Agreements; and

          WHEREAS, the parties hereto wish to agree upon their respective rights relating to such Collections, collections with respect to Transition Property and Transition Charges and any bank accounts into which the same may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the Receivables Purchase Agreement, the Receivables Transfer Agreements, the Transition Property Sale Agreements, the Indenture and the Transition Property Servicing Agreements.


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          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1. Acknowledgment of Ownership Interests and Security Interests. Each of the Receivables Parties, the Receivables Agent and the Receivables Sellers hereby acknowledges the ownership interest of the Transition Bond Issuer in the Transition Property, including the Transition Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, or from the investment or reinvestment thereof, and the security interest in favor of the Transition Bond Trustee for the benefit of itself, the holders of Transition Bonds and any credit enhancement provider (as contemplated in the Financing Order and described in the applicable prospectus supplement relating to the related series of Transition Bonds) in the Transition Property and in certain other property as granted by the Transition Bond Issuer in the Series Supplements to the Indenture (such security interest is herein referred to as the "Transition Bond Trustee Collateral.") Each of the TC Parties and the Initial TC Servicer hereby acknowledges the ownership and security interest of the Initial Receivables Purchaser in the Eligible Assets and the revenues, Collections, claims, rights, payments, money and proceeds arising therefrom, and the interests of the Receivables Parties, whether now existing or hereafter created, in the Eligible Assets and the related property. The Receivables Parties further acknowledge that, notwithstanding anything in the Receivables Purchase Agreement or the Receivables Transfer Agreements to the contrary, none of the Receivables Parties has any interest in the Transition Property, the Transition Charges or the Transition Bond Trustee Collateral and the TC Parties further acknowledge that, notwithstanding anything in the Transition Property Sale Agreements or the Indenture to the contrary, none of the TC Parties has any interest in the Eligible Assets and the related property.

          SECTION 2. Deposit Accounts. Each of the Receivables Parties, the Receivables Agent, the TC Parties and the Initial TC Servicer acknowledges that Collections relating to the Eligible Assets and collections with respect to or derived from Transition Property and Transition Charges may from time to time be deposited into one or more designated accounts of the Receivables Agent (the "Deposit Accounts"). Subject to Section 5 below, (i) the Receivables Agent agrees to (a) maintain the Deposit Accounts for the benefit of the Receivables Parties and the TC Parties, as their respective interests may appear, and (b) allocate and remit funds from the Deposit Accounts on a daily basis to TXU Retail in the case of collections relating to the Transition Charges and to the Initial Receivables Purchaser in the case of Collections relating to the Eligible Assets, provided that, in the case of a shortfall in payment of amounts billed, such allocation and remittances to TXU Retail and to the Initial Receivables Purchaser shall be made, first, on a pro rata basis as between Transition Charges and Eligible Assets (excluding late charges) based on the respective amounts of Transition Charges and Eligible Assets billed to each retail electric customer and, second, by allocating any late charges to the Utility, and (ii) TXU Retail agrees to remit funds relating to the Transition Charges received from the Receivables Agent to, or as directed by, the Initial TC Servicer for the benefit of the Transition Bond Trustee. The Receivables Agent further agrees to maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom and the allocation as provided in clause (i)(b) above. The TC Parties, the Utility, the Receivables Parties and the Receivables Sellers shall each have the right to request an accounting from time to time, but no more frequently than once monthly, of collections, allocations and remittances by the Receivables Agent relating to the Deposit Accounts. The Receivables Agent or the Replacement Collection Agent (as defined


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below), as the case may be, shall pay all reasonable fees and expenses of such accounting, and shall (i) treat such fees and expenses as having been incurred in its role as Collection Agent under the Receivables Transfer Agreements if such request for an accounting is made by any of the Receivables Parties or the Receivables Sellers and (ii) be reimbursed by the Initial TC Servicer or the Replacement Servicer (as defined below), as the case may be, if such request for an accounting is made by the TC Parties or the Utility.

          Each of the TC Parties and the Initial TC Servicer waives any interest in deposits to the Deposit Accounts to the extent that they constitute Collections on account of Eligible Assets, and each of the Receivables Parties and the Receivables Agent waives any interest in deposits to the Deposit Accounts to the extent that they constitute collections on account of Transition Charges. Each of the parties hereto acknowledges the respective ownership interests and security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement.

          SECTION 3. Collections. Each of the Receivables Parties and the Receivables Agent hereby acknowledges that, notwithstanding anything in the Receivables Purchase Agreement or the Receivables Transfer Agreements to the contrary, all collections of Transition Charges are property of the Transition Bond Issuer pledged by the Transition Bond Issuer to the Transition Bond Trustee for the benefit of itself, the holders of Transition Bonds and any credit enhancement provider. Each of the TC Parties and the Initial TC Servicer hereby acknowledges that, notwithstanding anything in the Transition Property Sale Agreements or the Indenture to the contrary, all Collections related to Eligible Assets are the property of the Initial Receivables Purchaser and are and will be the subject of Receivables Financings, subject to the terms of the Receivables Purchase Agreement or the Receivables Transfer Agreements.

          If any of the Receivables Parties or the Receivables Agent (other than in its capacity as holder of the Deposit Accounts) receives any payments in respect of the Transition Charges or the Transition Bond Trustee Collateral, they agree to pay to, or as directed by, the Initial TC Servicer for the benefit of the Transition Bond Trustee all such payments received by them in respect thereof as soon as practicable after receipt thereof by them, and prior to such remittance to the Transition Bond Trustee they agree that such amounts are held in trust for the Transition Bond Trustee. If any of the TC Parties or the Initial TC Servicer receives any payments in respect of the Eligible Assets, they agree to pay to, or as directed by, the Receivables Agent in writing all such payments received by them in respect thereof as soon as practicable after receipt thereof by them, and prior to such remittance they agree that such amounts are held in trust for the Initial Receivables Purchaser. Any costs and expenses associated with paying over any payments to the party entitled thereto as contemplated by this paragraph shall be borne by the party responsible for erroneously transferring such payment in the first instance; provided that any other costs and expenses associated with the actions contemplated in this
Section 3 will be the responsibility of the Receivables Agent.

          SECTION 4. Time or Order of Attachment. The acknowledgments contained in Sections 1, 2 and 3 above are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages or filings under the Securitization Law (as defined in the Indenture).


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          SECTION 5. Servicing.

          (a) The Receivables Parties recognize the existence of rights in favor of the Transition Bond Trustee under the Indenture and the Transition Property Servicing Agreements to (i) replace Oncor Electric Delivery Company as the Initial TC Servicer thereunder and (ii) take control over collections relating to the Transition Charges, under certain limited circumstances described in the Indenture and the Transition Property Servicing Agreements, subject to applicable law and regulations, the Financing Order and the terms of this
Section 5. The TC Parties recognize the existence of rights in favor of the Receivables Parties under the Receivables Purchase Agreement and the Receivables Transfer Agreements to (i) replace TXU Business Services Company as servicer, subservicer or Collection Agent thereunder and (ii) take control over Collections relating to Eligible Assets, under certain limited circumstances described in the Receivables Purchase Agreement and the Receivables Transfer Agreements, subject to applicable law and regulations and the terms of this
Section 5.

          (b) (i) Notwithstanding the provisions of Section 5(a) above, the Receivables Parties acknowledge that under the terms of the Transition Property Servicing Agreements, upon a default by the Initial TC Servicer under the applicable Transition Property Servicing Agreement, the Transition Bond Trustee will be required to exercise its right to appoint a replacement servicer, with respect to the related series of Transition Bonds, upon the instruction of the Public Utility Commission of Texas or requisite percentage of holders of Transition Bonds of such series. After payment of Transition Charges as contemplated in this Section 5(b)(i), the Transition Bond Trustee shall, or shall cause the Initial TC Servicer or Replacement Servicer (as defined below) to, remit all Eligible Assets that remain in the possession of the Initial TC Servicer or Replacement Servicer, after such contemplated payment of Transition Charges, to the Initial Receivables Purchaser by paying such Eligible Assets directly into the applicable lock-box accounts subject to a Lock-Box Agreement (as defined in the Receivables Transfer Agreements) executed by and among the Administrative Agent, the bank or financial institution that maintains such lock-box accounts and the Receivables Agent, as agent for the Initial Receivables Purchaser, giving control of such lock-box account to the Administrative Agent.

          (ii) Notwithstanding the provisions of Section 5(a) above, the Receivables Parties acknowledge that under the terms of Finding of Fact No. 58(e)(3) and Finding of Fact No. 58(e)(2), respectively, of the Financing Order under certain limited circumstances specified in the Financing Order, upon a default by a retail electric provider, among alternative options to be selected and implemented by the retail electric provider, (x) certain revenues and receipts from retail electric customers of such retail electric provider, including collections relating to the Transition Charges and Collections relating to Eligible Assets, may be paid directly into a lock-box account controlled by the Initial TC Servicer and in that case amounts in such account must be applied first to pay Transition Charges then due and owing before the remaining amounts are released to the retail electric provider, or (y) other mutually suitable and agreeable arrangements with the Initial TC Servicer may be immediately implemented to pay Transition Charges then due. With respect to Finding of Fact No. 58(e) of the Financing Order, TXU Retail, for the benefit of the Receivables Parties, hereby agrees to the following:

               (A) it irrevocably and unconditionally waives all right to select and implement the option pursuant to Finding of Fact No. 58(e)(3) of the Financing Order; and


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               (B) if it selects the option pursuant to Finding of Fact No.
58(e)(2) of the Financing Order, it (x) shall provide written notice within three Business Days to the Administrative Agent and each Managing Agent, including a written report in reasonable detail of the proposed arrangements to pay Transition Charges then due, (y) shall not implement such proposed arrangements unless such proposed arrangements are in form and substance reasonably satisfactory to the Administrative Agent and each Managing Agent (taking into account continuity of perfection and priority of security interests, priority of payment and such other matters as the Administrative Agent and each Managing Agent shall deem relevant to protect their interests consistent with the terms of this Agreement) and the Administrative Agent and each Managing Agent consents to such proposed arrangements in writing, such consent not to be unreasonably withheld or delayed.

          (c) (i) In the event that the Transition Bond Trustee is entitled to and desires to exercise its right to replace Oncor Electric Delivery Company as the Initial TC Servicer with respect to a series of Transition Bonds, or a Receivables Party is entitled to and desires to exercise its right to replace TXU Business Services Company as Receivables Agent, the party so desiring to exercise such right shall promptly give written notice to the other (the "Servicer Notice") and consult with the other with respect to the Person who would replace the Initial TC Servicer or the Receivables Agent, as applicable, in such capacities. Any successor in such capacities shall be agreed to by both the Transition Bond Trustee and the Receivables Parties within ten Business Days of the date of the Servicer Notice, and such successor shall be subject to satisfaction of the Rating Agency Condition (as defined below). The Person named as replacement Initial TC Servicer or replacement Receivables Agent in accordance with this Section 5 is referred to herein as the "Replacement Servicer" or "Replacement Collection Agent," respectively. In the event that the Transition Bond Trustee and the Receivables Parties are unable to agree upon a Replacement Servicer or Replacement Collection Agent, as the case may be, on or before the tenth Business Day occurring from and after the Servicer Notice, a Replacement Servicer or Replacement Collection Agent, as the case may be, shall be promptly selected by the independent public accounting firm representing the Utility at such time, subject to the Rating Agency Condition. The parties hereto agree that no retail electric provider affiliated with the Utility will constitute a successor to the Utility, as TC Servicer under this Agreement.

          (ii) In the event that the Transition Bond Trustee is entitled to and desires to exercise its rights to redirect collections relating to the Transition Charges, or a Receivables Party is entitled to and desires to exercise its rights to redirect Collections relating to the Eligible Assets, then the parties hereto agree that a financial institution chosen in accordance with the provisions set forth below (the "Designated Account Holder") shall replace each of the Initial TC Servicer (or Replacement Servicer, as the case may be) and Receivables Agent (or Replacement Collection Agent, as the case may
be) with respect to the collection and disbursement of Transition Charges and related collections and Eligible Assets and Collections; provided that, with respect to the Deposit Accounts, Lock-Box Agreements (as defined in the Receivables Transfer Agreements), in form and substance, satisfactory to the Administrative Agent, shall be executed by the Designated Account Holder, the bank or financial institution that maintains such Deposit Accounts and the Administrative Agent (or such parties shall amend previously executed Lock-Box Agreements related to such Deposit Accounts, in form and substance satisfactory to the Administrative Agent and each Managing Agent), giving the Administrative Agent and Transition Bond Trustee control of such Deposit Accounts and perfecting the Receivable Parties' security interest in those certain revenues


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and receipts from retail electric customers that are Collections relating to
Eligible Assets and the Transition Bond Trustee's security interest in those collections relating to Transition Charges; provided further that the Administrative Agent and the Transition Bond Trustee shall receive proper undated executed Post Office Box Notices (as defined in the Receivables Transfer Agreements), in form and substance satisfactory to the Administrative Agent, from the Initial Receivables Purchaser to any current and future United States Post Offices that maintain Post Office Boxes (as defined in the Receivables Transfer Agreements) receiving payments related to those certain revenues and receipts from retail electric customers that are Collections relating to Eligible Assets and collections that are related to the Transition Charges and, giving the Administrative Agent and Transition Bond Trustee control of such Post Office Boxes and perfecting the Receivable Parties' security interest in such Collections relating to Eligible Assets and the Transition Bond Trustee's security interest in collections relating to Transition Charges. The parties hereto agree that the Designated Account Holder shall be a depository institution selected by the Transition Bond Trustee in accordance with the terms of the Indenture and the Receivables Parties, organized under the laws of the United States of America or any state (or any domestic branch of a foreign bank), which has either (A) a long-term unsecured debt rating of AAA by Standard & Poor's Ratings Service ("Standard & Poors"), Aaa by Moody's Investors Service ("Moodys") and AAA by Fitch Ratings ("Fitch") or (B) a certificate of deposit rating of A-1+ by Standard & Poors, P-1 by Moody's, and if rated by Fitch, then F-1+ or any other long-term, short-term or certificate of deposit rating acceptable to Standard & Poors, Moody's and Fitch and whose deposits are insured by the Federal Deposit Insurance Corporation or any successor thereto, (x) which has, at the time of its appointment, a minimum capital of $50,000,000 and is experienced in collecting utility company receivables and (y) whose appointment shall be subject to satisfaction of the Rating Agency Condition. In the event that the Transition Bond Trustee and the Receivables Parties are unable to agree within ten Business Days upon a Designated Account Holder (or a replacement Designated Account Holder if the then current Designated Account Holder is unable or unwilling to act in that capacity or defaults in its obligations under this Agreement in such capacity), a Designated Account Holder shall be promptly selected by the independent public accounting firm representing the Utility at such time, subject to the satisfaction of the Rating Agency Condition.

          (iii) Upon appointment of a Designated Account Holder pursuant to
Section 5(c)(ii) above, the parties hereto agree that the Designated Account Holder shall be instructed by the Utility to, and the Designated Account Holder shall, (i) allocate and remit funds from the Deposit Accounts, in amounts calculated by the Utility, with such calculations provided to the Designated Account Holder on a daily basis to the persons entitled thereto, being the Transition Bond Trustee in the case of all collections relating to the Transition Charges and the Receivables Parties in the case of all Collections relating to the Eligible Assets, provided that, in the case of a shortfall of funds in the Deposit Accounts, such allocation and remittances shall be made, first, on a pro rata basis as between Transition Charges and Eligible Assets, excluding late charges, based on the respective amounts of Transition Charges and Eligible Assets billed to each retail electric customer and, second, by allocating any late charges to the Utility, and (ii) maintain records as to the amounts deposited into such account, the amounts remitted therefrom and the allocation as provided in clause (i) above. The fees and expenses of the Designated Account Holder shall be payable as follows: that portion of those fees and expenses allocable to collections relating to the Transition Charges shall be payable by the Initial TC Servicer or the Replacement Servicer, as the case may be, from, and only to the extent of, the servicer fees provided for in the Transition Property Servicing Agreements, and that portion of those fees and expenses allocable to Collections relating to the Eligible Assets shall be payable by the Receivables Agent or the Replacement Collection Agent, as the case may be, from, and only to the extent of, the servicer fees provided for in the Receivables Purchase Agreement or the Receivables Transfer Agreements, as applicable. The TC Parties, the Utility, the Receivables Parties and the Receivables Sellers shall each have the right to require an accounting from time


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to time, but no more frequently than once monthly, of collections, allocations and remittances by the Designated Account Holder. The Designated Account Holder shall pay all reasonable fees and expenses of such accounting, and shall (i) treat such fees and expenses as having been incurred in its role as Collection Agent under the Receivables Transfer Agreements or the Receivables Purchase Agreement, as applicable, if such request for an accounting is made by any of the Receivables Parties or the Receivables Sellers and (ii) be reimbursed by the Initial TC Servicer or the Replacement Servicer, as the case may be, if such request for an accounting is made by the TC Parties or the Utility.

          (d) If a Replacement Servicer or Replacement Collection Agent cannot be appointed in accordance with Section 5(c)(i) above, then either the Transition Bond Trustee or the Receivables Parties may exercise its rights under
Section 5(c)(ii) above for the appointment of a Designated Account Holder.

          (e) Anything in this Agreement to the contrary notwithstanding, any action taken by either the Transition Bond Trustee or a Receivables Party to appoint a Replacement Servicer or Replacement Collection Agent or designate the Designated Account Holder pursuant to this Section 5 shall be subject to the Rating Agency Condition and the consent, if required by law or the Financing Order, of the Public Utility Commission of Texas. For the purposes of this Agreement, the "Rating Agency Condition" means, with respect to any such action, notification to each rating agency then rating any class or series of Transition Bonds and any securities issued pursuant to any indenture, receivables transfer agreement or other document or agreement executed by the Receivables Sellers and the Receivables Parties in connection with a Receivables Financing or any commercial paper issued to fund the related sale or financing of Eligible Assets (collectively, the "Securities") of such action, and the receipt of written notification from Standard & Poor's, with respect to Transition Bonds only, that such action will not result in a reduction or withdrawal of its then current rating on Transition Bonds or the Securities. The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

          SECTION 6. Sharing of Information. Each of the parties hereto agrees to cooperate with each other and make available to each other or any Replacement Servicer or Replacement Collection Agent any and all records and other data reasonably relevant to the Transition Charges and Eligible Assets which it may have in its possession or may from time to time receive from the Initial TC Servicer, the Receivables Agent or any Replacement Servicer or Replacement Collection Agent, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same, unless the release of such information conflicts with applicable laws. Any party asked to make available any such information may redact pricing or other sensitive commercial information and/or require such information to be made available pursuant to a confidentiality agreement if in such party's reasonable judgment the making available of such information would not reasonably be required to effectuate the provisions of this Agreement. The cost of making such information available, including entering into confidentiality and use agreements related thereto, shall be borne by the party requesting such information. The Initial TC Servicer hereby consents to the


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release of information regarding the Initial TC Servicer pursuant to this
Section 6 and the Receivables Agent hereby consents to the release of information regarding the Receivables Agent pursuant to this Section 6.

          SECTION 7. No Joint Venture. Nothing herein contained shall be deemed as effecting a joint venture among any of the Receivables Parties, the TC Parties and the Utility.

          SECTION 8. Method of Calculation and Allocation. Notwithstanding any provision herein to the contrary, for the purpose of this Agreement only, the Receivables Parties hereby consent and agree to the method of calculation and allocation of payments in accordance with Annex 1 of the applicable Transition Property Servicing Agreement in the form attached hereto and irrevocably waive any right to object to or enjoin such calculation, payment or allocation. Such consent and agreement shall not relieve the Receivables Agent of any of its obligations to make payments in accordance with the terms of the Receivables Transfer Agreements.

          SECTION 9. Termination. This Agreement shall terminate upon the earlier to occur of (i) payment in full of the Transition Bonds or (ii) the Eligible Assets cease to be the subject of any Receivables Financing; provided, however, that this Agreement shall terminate as to any Receivables Party if such party ceases to be a party to a Receivables Financing; and provided further, that this Agreement shall terminate upon the termination of the Receivables Purchase Agreement or either Receivables Transfer Agreement, or by agreement of the parties hereto; and provided further, that the understandings and acknowledgments contained in Sections 1, 2, 3 and 4 hereof shall survive the termination of this Agreement.

          SECTION 10. Governing Law. This Agreement shall be governed by the laws of the State of New York, (including without limitation Section 5-1401 of the New York General Obligations law or any successor to such statute).

          SECTION 11. Further Assurances. The parties hereto each agree, at their own expense, to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by the other in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term "release" shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at no expense to such party.

          SECTION 12. Limitation on Rights of Others. This Agreement is solely for the benefit of the Receivables Parties, the Receivables Agent, the Receivables Sellers, the Initial TC Servicer, the Transition Bond Issuer, the Transition Bond Trustee for the benefit of itself, the holders of Transition Bonds and any credit enhancement provider, and the Utility, and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Delivery of an executed counterpart of a signature page to this Agreement by telecopier followed by the physical delivery of the original executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 14. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement or the Indenture, each of the parties hereto hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the Indenture and the payment in full of Transition Bonds of all series and any other amounts owed under the Indenture, including, without limitation, any amounts owed to third-party credit enhancers or under any interest rate swap agreement, acquiesce, petition or otherwise invoke or cause the Transition Bond Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Transition Bond Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transition Bond Issuer or any substantial part of the property of the Transition Bond Issuer, or ordering the winding up or liquidation of the affairs of the Transition Bond Issuer.

          Notwithstanding any prior termination of this Agreement or the Receivables Purchase Agreement or the Receivables Transfer Agreements, each of the parties hereto hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the Receivables Transfer Agreements and the payment in full of the Securities, and any other amounts owed under the Receivables Transfer Agreements, acquiesce, petition or otherwise invoke or cause any Receivables Party (and, for so long as the Indenture Trustee acts as trustee for the related Receivables Financing, any entity that issues commercial paper in connection with such Receivables Financing) that issues commercial paper (a "CP Conduit") to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against any CP Conduit under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any CP Conduit or any substantial part of the property of any CP Conduit, or ordering the winding up or liquidation of the affairs of any CP Conduit.

          SECTION 15. Trustee. The Bank of New York, as Transition Bond Trustee, in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Indenture.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                         TXU RECEIVABLES COMPANY,
                                         AS INITIAL RECEIVABLES PURCHASER

                                         By:  /s/ Kirk R. Oliver
                                            ------------------------------------
                                            Kirk R. Oliver
                                            ------------------------------------
                                            Treasurer and Assistant Secretary
                                            ------------------------------------


                                         TXU ENERGY RETAIL COMPANY LP,
                                         IN ITS CAPACITY AS AN ORIGINATOR UNDER
                                         THE RECEIVABLES PURCHASE AGREEMENT

                                         By:  TXU ENERGY RETAIL MANAGEMENT
                                              COMPANY LLC
                                            ------------------------------------
                                              General Partner

                                         By:  /s/ Kirk R. Oliver
                                            ------------------------------------
                                            Kirk R. Oliver
                                            ------------------------------------
                                            Treasurer and Assistant Secretary
                                            ------------------------------------


                                         TXU BUSINESS SERVICES COMPANY,
                                         AS RECEIVABLES AGENT

                                         By:  /s/ Kirk R. Oliver
                                            ------------------------------------
                                         Name:  Kirk R. Oliver
                                              ----------------------------------
                                         Title:  Senior Vice President,
                                                 Treasurer and Assistant
                                                 Secretary
                                              ----------------------------------

                                         ONCOR ELECTRIC DELIVERY COMPANY,
                                         AS INITIAL TC SERVICER

                                         By:  /s/ Kirk R. Oliver
                                            ------------------------------------
                                         Name:  Kirk R. Oliver
                                              ----------------------------------
                                         Title:  Treasurer and Assistant
                                                 Secretary
                                               ---------------------------------


                                         ONCOR ELECTRIC DELIVERY COMPANY,
                                         AS UTILITY

                                         By:  /s/ Kirk R. Oliver
                                            ------------------------------------
                                         Name:  Kirk R. Oliver
                                              ----------------------------------
                                         Title:  Treasurer and Assistant
                                                 Secretary
                                               ---------------------------------


                                         ONCOR ELECTRIC DELIVERY COMPANY,
                                         AS A RECEIVABLES SELLER

                                         By:  /s/ Kirk R. Oliver
                                            ------------------------------------
                                         Name:  Kirk R. Oliver
                                              ----------------------------------
                                         Title:  Treasurer and Assistant
                                                 Secretary
                                               ---------------------------------

                                         ONCOR ELECTRIC DELIVERY
                                         TRANSITION BOND COMPANY LLC,
                                         AS TRANSITION BOND ISSUER

                                         By:  /s/ Kirk R. Oliver
                                            ------------------------------------
                                            Kirk R. Oliver, Manager


                                         THE BANK OF NEW YORK,
                                         AS TRANSITION BOND TRUSTEE

                                         By:  /s/ Cassandra Shedd
                                            ------------------------------------
                                         Name:  Cassandra Shedd
                                              ----------------------------------
                                         Title:  Vice President
                                               ---------------------------------


                                         CITICORP NORTH AMERICA, INC.,
                                         INDIVIDUALLY AND AS MANAGING AGENT FOR
                                         CIESCO, GROUP MANAGING AGENT AND
                                         ADMINISTRATIVE AGENT

                                         By:  /s/ Kimberly A. Conyngham
                                            ------------------------------------
                                         Name:   Kimberly A. Conyngham
                                              ----------------------------------
                                         Title:  Vice President
                                               ---------------------------------


                                         BANK ONE, NA (MAIN OFFICE CHICAGO),
                                         INDIVIDUALLY AND AS MANAGING AGENT FOR
                                         JSC AND GROUP MANAGING AGENT

                                         By:  /s/ Leo Loughead
                                            ------------------------------------
                                         Name:  Leo Loughead
                                              ----------------------------------
                                         Title:  Managing Director, Capital
                                                 Markets
                                               ---------------------------------

                                         ABN AMRO BANK N.V.,
                                         INDIVIDUALLY AND AS MANAGING AGENT FOR
                                         WFC AND GROUP MANAGING AGENT

                                         By:  /s/ Thomas J. Educate and
                                                  Bernard Koh
                                            ------------------------------------
                                         Name:  Thomas J. Educate and
                                                Bernard Koh
                                              ----------------------------------
                                         Title:  Senior Vice President and
                                                 Senior Vice President
                                               ---------------------------------


                                         JUPITER SECURITIZATION CORPORATION

                                         By:  /s/ Leo Loughead
                                            ------------------------------------
                                         Name:  Leo Loughead
                                              ----------------------------------
                                         Title:  Authorized Signatory
                                               ---------------------------------


                                         WINDMILL FUNDING CORPORATION

                                         By:  /s/ Bernard J. Angelo
                                            ------------------------------------
                                         Name:  Bernard J. Angelo
                                              ----------------------------------
                                         Title:  Vice President
                                               ---------------------------------


                                         CIESCO LLC

                                         By: CITICORP NORTH AMERICA, INC.
                                             Its Managing Agent

                                               By:  /s/ Kimberly A. Conyngham
                                                  ------------------------------
                                               Name:   Kimberly A. Conyngham
                                                    ----------------------------
                                               Title:  Vice President
                                                     ---------------------------